UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 15, 2006

                             MPM Technologies, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                   Washington
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                 (State or Other Jurisdiction of Incorporation)

                     0-14910                           81-0436060
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             (Commission File Number)       (I.R.S. Employer Identification No.)

199 Pomeroy Road, Parsippany, NJ                            07054
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (973) 428-5009
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement
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Item 3.02.       Unregistered Sales of Equity Securities
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         Pursuant to certain promissory notes dated July 16 and July 23, 2002, as of December 15, 2006, the Company was indebted to Michael J. Luciano, its Chairman and Chief Executive Officer, in the amount of $525,000. Pursuant to a promissory note dated March 29, 2004, the Company was indebted to the JFLI Trust, of which Mr. Luciano is the sole trustee (the "Trust"), in the amount of $245,000 (all such promissory notes are collectively hereinafter referred to as the "Notes"). In order to reduce its indebtedness to Mr. Luciano and the Trust, the Company, on December 15, 2006, entered into an agreement with Mr. Luciano, in his individual capacity and as trustee of the Trust, pursuant to which Mr. Luciano (i) converted $525,000 in indebtedness owing to him, individually, into 2,100,000 shares of the Company's common stock, .001 par value ("common stock"), and (ii) converted $245,000 in indebtedness owing to him as trustee of the Trust into 980,000 shares of the Company's common stock. As a result of the foregoing transaction, the Company reduced its indebtedness by $770,000.

         Immediately prior to the foregoing transaction, Mr. Luciano beneficially owned 6,093,661 shares of common stock, representing 71.5% of the total issued and outstanding common stock of the Company (including 396,059 shares held by him as trustee of the Trust). Immediately following the conversion transaction disclosed in this Report, Mr. Luciano beneficially owned 9,173,661 shares of common stock, representing 79.0% of the total issued and outstanding common stock of the Company (including 1,376,509 shares held by him as trustee of the Trust). As a result of the conversion transaction, there has been a change of control of the Company. Mr. Luciano now has the ability to control the business and affairs of the Company.

         The Company believes that, pursuant to Section 4(2) of the Securities Act of 1933, as amended, (the "Act") the foregoing transaction was exempt from the registration requirements under the Act based on the following facts: there was no general solicitation; there was a single investor, who is an "accredited investor" (within the meaning of Regulation D under the Act, as amended) and who is sophisticated about business and financial matters; Mr. Luciano is an Executive Officer and Chairman of the Company; and all shares issued are subject to restriction on transfer, so as to take reasonable steps to assure that the purchaser was not an underwriter within the meaning of Section 2(11) under the Act.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 15, 2006          MPM TECHNOLOGIES, INC.

                                  By /s/ Michael J. Luciano
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                                     Michael J. Luciano, Chief Executive Officer